UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2020

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317			04-6558834
(Commission File Number)			(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100	Chicago	IL	60606
(Address of Principal Executive Offices)			(Zip Code)
(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	The New York Stock Exchange
6 1/2% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Reference is hereby made to the Articles Supplementary of Equity Commonwealth, a Maryland real estate investment trust (the “Company”), dated as of October 10, 2006 (the “Articles Supplementary”), for the Company’s 6-1/2% Series D Cumulative Convertible Preferred Shares (CUSIP No. 294628201) (the “Series D Preferred Shares”). A copy of the Articles Supplementary was included as an exhibit to the Company’s Current Report on Form 8-K, filed with the United States Securities and Exchange Commission (the “SEC”) on October 11, 2006, which is available on the SEC’s website at www.sec.gov.
On September 16, 2020, the Board of Trustees of the Company declared a special, one-time distribution of $3.50 per common share which will be paid on October 20, 2020, to common shareholders of record on October 1, 2020 (the “Common Share Distribution”). As a result of the Common Share Distribution being in excess of $0.84 per share, Section 8(a)(v) of the Articles Supplementary requires an adjustment to the Conversion Rate (as defined in the Articles Supplementary) applicable to the Series D Preferred Shares. Pursuant to Section 8(m) of the Articles Supplementary, the Company hereby notifies the holders of the Series D Preferred Shares that the adjusted Conversion Rate applicable to the Series D Preferred Shares is equal to 0.6585, effective October 2, 2020, the date immediately after the record date of the Common Share Distribution.

The information in this Item 7.01 disclosure is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Regulation FD Disclosures

We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ Orrin S. Shifrin
Name:	Orrin S. Shifrin
Title:	Executive Vice President, General
Counsel and Secretary
Date: October 1, 2020